UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington DE 19808

United States

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Semi-Annual Report

June 30, 2021

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Baring International Investment Limited

20 Old Bailey

London EC4M 78F UK

COUNSEL TO THE FUND

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

LEGAL MATTERS

The Fund has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Fund. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Under the Fund’s Bylaws, any claims asserted against or on behalf of the Fund, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Fund’s registration statement and this shareholder report are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Carlene Pollock

Chief Financial Officer

Elizabeth Murray

Treasurer

Michael Freno

Vice President

Scott Roth

Vice President

Michael Cowart

Chief Compliance Officer

Jill Dinerman

Secretary/Chief Legal Officer

Alexandra Pacini

Assistant Secretary

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report (Unaudited)

Dear Fellow Shareholders,

We present the 2021 Semi-Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credit. Utilizing the Group’s unparalleled expertise, deep resources and time-tested process, we believe we can provide investors with an attractive level of current income while navigating the challenging times that may still lie ahead, and continuing to uncover compelling opportunities across the global high yield market.

The Fund’s strategy focuses primarily on North American and Western European high yield companies, with the flexibility to dynamically shift the geographic weighting in order to capture, in our opinion, the best risk-adjusted investment opportunities. In the coming months and quarters, as the economic road to recovery may vary across different countries and regions, Barings’ global capabilities on the ground in major markets allows for us to be nimble in these times, and take advantage of the unique opportunities as they arise. In addition, the strategy focuses closely on limiting the duration of the Fund, while maintaining what we consider to be a reasonable amount of leverage.

Market Review

Global credit markets experienced strong momentum in the first half of 2021 as vaccinations become more prevalent, businesses re-opened and consumers reached deeper into their pockets and high yield was no exception. Trading levels have largely recovered from the drawdown that occurred at the onset of the COVID-19 pandemic in March 2020 and total returns were strong for the first half of the calendar year.

The U.S. high yield bond market generated a positive total return in each month for the first half of the calendar year with stronger performance in the second quarter. Investor sentiment materially improved from the prior year which increased demand for higher yielding bonds in the lower rating categories and contributed to triple-C rated bonds outperforming the other rating categories, followed by single-B bonds and then double-B. From a sector perspective, while performance was healthy throughout the market, the energy sector was the top performing sector aided by an increase in the price in oil, followed by the transportation sector. The strength in performance resulted in spreads and yields for the overall market to tighten. The option adjusted spread finished June at 307 bps compared to a level of 391 bps at the end of 2020 and the yield-to-worst declined to 3.88% from 4.30%. Primary market activity was strong during the first half of the year as new issuance reached $287 billion by the end of June, which was comfortably above the total during the same period last year of $212 billion. As it relates to retail fund flows, year-to-date U.S. high yield bond retail funds had a net outflow of $13.8 billion, however demand from other investor types outpaced retail outflows helping to keep the market firm. From a fundamental perspective, default activity during the period was limited and as a result the trailing twelve month default rate dropped to 1.63% by the end of June.

The European high yield bond market generated a positive return over the first half of 2021. Lower rated assets drove the overall performance of the market while higher rated double-B bonds, which are typically longer duration, underperformed the broader market as they are more exposed to increases in government yields. The option adjusted spread tightened by 62 bps to end the first half of the year at 306 bps. This brought the spread differential between single-Bs and double-Bs to 191 bps (423 bps vs 232 bps) at the end of June. The average price for the market increased from 101.99 to 102.71 and the yield-to-worst ended the period at 2.66%. All industries saw positive returns with the notable performers being retail and transportation, while utility and telecommunications were the market laggards. The European high yield bond retail market recorded outflows of -€1.4 billion over the first half of the year. In terms of issuance, it was the busiest start of the year ever on record, with a total of approximately €77.5 billion of issuance year-to-date.

Fund Overview and Performance

The Fund ended June 2021 with a portfolio of 158 issuers, up slightly from 148 issuers at the beginning of the year. A majority of the issuers are domiciled in the U.S. at 79.9%, followed by the U.K. at 5.5% (see the Country Composition chart below). From a geographic standpoint, exposure to North American and European issuers was slightly down from year-end 2020. The Fund’s exposure to issuers domiciled outside of the U.S. and Europe was up relative to the prior year-end. The Fund’s primary exposure continues to be in the U.S. market, where the fundamental and technical picture created a better backdrop for high yield issuers during the first six months of the year.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report (Unaudited)

As of June 30, 2021, the Fund’s positioning across the credit quality spectrum is as follows: 21.9% BB rated and above, 36.3% single-B rated, and 38.1% CCC rated and below, with approximately 30% of the portfolio consisting of secured obligations. The Fund decreased single-B rated credits, while exposure to CCC and below rated credits increased during the period, through a combination of price appreciation and select purchases of credits that where viewed as attractive relative value. Non-publicly rated securities represented 3.6%.

The Fund paid six consecutive monthly dividend payments of $0.1056 from January to June. The Fund’s share price and net asset value (NAV) ended the reporting period at $17.08 and $17.95, respectively, or at a 4.85% discount to NAV. Based on the Fund’s share price and NAV on June 30, 2021, the Fund’s market price and NAV distribution rates – using the most recent monthly dividend, on an annualized basis – were 7.42% and 7.06%, respectively.

On a year-to-date (YTD) basis through June 30, 2021, the NAV total return was 11.95%, outperforming the global high yield bond market, as measured by the Bank of America/Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (HNDC), which returned 3.67% on a USD hedged basis. From a market value perspective, the total return YTD through June 31, 2020 was 17.67%. In particular, some notable contribution factors to performance during the period include industry sectors where the Fund maintained a higher allocation on average and generated outsized returns, most notably the energy and metals/minerals sectors. Issuers in the U.S. provided the highest contribution to total return, however as mentioned above, that region also has the highest weighting by region for the Fund.

Market Outlook

From a fundamental standpoint, in our view, high yield appears to be on solid footing with upgrades outnumbering downgrades and default rates back below longer-term averages. At the same time, we expect company earnings, revenues and cash flows to remain well-supported by the resurgence in consumer demand this year and into 2022. With expectations for continued economic growth coming out of the pandemic, we believe it is reasonable to expect the Fed will at some point move toward tapering and rates will eventually rise. That said, in our view, high yield bonds still look relatively well-positioned in a reflationary environment given their shorter duration relative to other fixed income asset classes and will benefit greatly from a stronger economy. The strong economic backdrop, coupled with improving default expectations, have caused spreads to tighten. However, while high yield spreads hovered near post-financial crisis tights at the end of the reporting period, they remained wider than all-time tights and look favorable relative to higher-rated corporates. As we look ahead to the coming months, and with many investors still facing challenges when it comes to meeting their yield targets, we expect to see continued demand for higher-yielding bonds and favorable conditions for the high yield credit markets.

At Barings, we remain committed to focusing on corporate fundamentals, as market sentiment can change quickly and unexpectedly. Our focused and disciplined approach emphasizes our fundamental, bottom-up research – with the goal of preserving investor capital, while seeking to capture attractive capital appreciation opportunities that may exist through market and economic cycles. On behalf of the Barings team, we continue to take a long-term view of investing despite the recent economic challenges, and look forward to helping you achieve your investment goals.

Sincerely,

Sean Feeley

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report (Unaudited)

PORTFOLIO COMPOSITION (% OF ASSETS*)

COUNTRY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets. As of June 30, 2021.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report (Unaudited)

1.

Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P and Fitch are considered to be investment grade quality.

2.

Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

JUNE 30, 2021

Assets
Investments, at fair value (cost $484,107,229)	$497,899,820
Cash	14,571,581
Foreign currency, at fair value (cost $951,565)	932,642
Receivable for investments sold	673,343
Interest receivable	9,824,870
Unrealized appreciation on forward foreign exchange contracts	1,369,715
Prepaid expenses and other assets	97,615

Total assets	525,369,586

Liabilities
Note payable	150,000,000
Dividend payable	2,118,792
Payable for investments purchased	12,400,917
Payable to adviser	417,964
Accrued expenses and other liabilities	272,456

Total liabilities	165,210,129

Total net assets	$360,159,457

Net Assets:
Common shares, $0.00001 par value	$201
Additional paid-in capital	468,435,225
Accumulated losses	(108,275,969)

Total net assets	$360,159,457

Common shares issued and outstanding (unlimited shares authorized)	20,064,313

Net asset value per share	$17.95

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

STATEMENT OF OPERATIONS

(Unaudited)

PERIOD FROM JANUARY 1, 2021 THROUGH JUNE 30, 2021

Investment Income
Interest income	$18,498,654
Dividends from common stock (net of foreign taxes withheld of $10,801)	60,764
Other income	115,736

Total investment income	18,675,154

Operating Expenses
Advisory fees	2,494,794
Interest expense	667,317
Administrator fees	267,862
Professional fees	61,136
Directors’ fees	45,610
Pricing expense	18,591
Printing and mailing expense	15,698
Registration fees	12,440
Other operating expenses	4,099

Total operating expenses	3,587,547

Less fees waived by Adviser	(376,361)

Net Expenses	3,211,186

Net investment income	15,463,968

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	(11,651,215)
Net realized loss on forward foreign exchange contracts	(1,916,794)
Net realized gain on foreign currency and translation	869,141

Net realized loss on investments	(12,698,868)

Net change in unrealized appreciation of investments	33,713,266
Net change in unrealized depreciation of forward foreign exchange contracts	1,863,667
Net change in unrealized appreciation of foreign currency and translation	(45,931)

Net change in unrealized appreciation on investments	35,531,002

Net realized and unrealized gains on investments	22,832,134

Net increase in net assets resulting from operations	$38,296,102

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

STATEMENT OF CASH FLOWS

(Unaudited)

PERIOD FROM JANUARY 1, 2021 THROUGH JUNE 30, 2021

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$38,296,102
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(130,291,343)
Proceeds from sales of long-term investments	113,828,078
Purchases of foreign currency, net	(807,808)
Forward currency exchange contracts, net	(1,863,667)
Net unrealized appreciation	(33,693,916)
Net realized loss	11,651,215
Amortization and accretion	(534,033)
Changes in operating assets and liabilities:
Decrease in interest receivable	238,109
Increase in prepaid expenses and other assets	(89,464)
Decrease in receivable for investments sold	827,455
Increase in payable for investments purchased	11,820,796
Increase in payable to Adviser	89,862
Decrease in accrued expenses and other liabilities	(339,167)

Net cash provided by operating activities	9,132,219

Cash flows from financing activities
Advances from credit facility	26,000,000
Repayments on credit facility	(11,950,000)
Distributions paid to common shareholders	(10,664,289)

Net cash provided by financing activities	3,385,711

Net change in cash	12,517,930
Cash beginning of period	2,053,651

Cash end of period	$14,571,581

Supplemental disclosure of cash flow information
Interest paid	$774,189

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	PERIOD FROM JANUARY 1, 2021 THROUGH JUNE 30, 2021	YEAR ENDED DECEMBER 31, 2020
	(Unaudited)

Operations
Net investment income	$15,463,968	$31,978,172
Net realized loss	(12,698,868)	(45,035,304)
Net change in unrealized appreciation	35,531,002	7,528,720

Net increase (decrease) in net assets resulting from operations	38,296,102	(5,528,412)

Dividends to Common Shareholders
From distributable earnings	(12,712,749)	(27,544,286)
Return of capital	–	–

Total dividends to common shareholders	(12,712,749)	(27,544,286)

Total increase (decrease) in net assets	25,583,353	(33,072,698)

Net Assets
Beginning of period	334,576,104	367,648,802

End of period	$360,159,457	$334,576,104

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	PERIOD FROM JANUARY 1, 2021 THROUGH JUNE 30, 2021 (Unaudited)		YEAR ENDED DECEMBER 31, 2020		YEAR ENDED DECEMBER 31, 2019	YEAR ENDED DECEMBER 31, 2018	YEAR ENDED DECEMBER 31, 2017	YEAR ENDED DECEMBER 31, 2016

Per Common Share Data(1)
Net asset value, beginning of period	$16.68		$18.32		$18.28	$20.84	$20.87	$18.47
Income from investment operations:
Net investment income	0.80		1.59		1.87	1.89	1.77	1.57
Net realized and unrealized gains (losses) on investments	1.11		(1.86)		(0.05)	(2.67)	0.04	2.68

Total increase (decrease) from investment operations	1.91		(0.27)		1.82	(0.78)	1.81	4.25

Less dividends to common stockholders:
Net investment income	(0.64)		(1.37)		(1.78)	(1.78)	(1.63)	(1.60)
Net realized gain	—		—		—	—	—	—
Return of capital	—		—		—	—	(0.21)	(0.25)

Total dividends to common stockholders	(0.64)		(1.37)		(1.78)	(1.78)	(1.84)	(1.85)

Net asset value, end of period	$17.95		$16.68		$18.32	$18.28	$20.84	$20.87

Per common share market value, end of period	$17.08		$15.09		$17.53	$15.95	$19.38	$19.23

Total investment return based on net asset value (2)(4)	11.95%		0.79%		10.77	(3.42)%	9.40%	25.42%

Total investment return based on market value (2)(4)	17.67%		(4.65)%		21.45	(9.38)%	10.41%	29.44%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$360,159		$334,576		$367,649	$366,691	$417,924	$418,613
Ratio of expenses (before reductions and reimbursements) to average net assets	2.07	%(3)	2.32	%(3)	3.00%	2.93%	2.33%	2.05	%(3)
Ratio of expenses (after reductions and reimbursements) to average net assets	1.85%		2.23%		3.00%	2.93%	2.33%	1.78%
Ratio of net investment income (before reductions and reimbursements) to average net assets	9.14	%(3)	10.61	%(3)	10.22%	9.34%	9.20%	10.68	%(3)
Ratio of net investment income (after reductions and reimbursements) to average net assets	8.93%		10.53%		10.22%	9.34%	9.20%	10.41%
Portfolio turnover rate	23.41%		42.21%		52.25%	48.92%	36.59%	44.81%

(1)	Not annualized.
(2)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	The Adviser contractually waived a portion of its management and other fees equal to an annual rate of 0.275% of the Fund’s managed assets for a period of one year ended December 31, 2016. The fund begain waiving a portion of its management and other fees equal to an annual rate of 0.150% starting again September 1, 2020.
(4)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2021 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities — 3.18%*:

Common Stocks — 3.11%*:
Boomerang Tube Holdings, Inc.¤			36,149	$3,510,832	$0
ESC CB 144A High Ridge¤			2,982	0	41,748
Fieldwood Energy LLC¤			167,574	4,057,567	168
Fieldwood Energy LLC¤			5,207	289,145	289,145
Tourmaline Escrow Cash¤+			1,197,757	0	966,245
Tourmaline Oil Corp+			276,778	3,948,373	7,910,814
Sabine Oil & Gas LLC¤			4,342	248,858	56,446
KCA Deutag Ordinary A Shares¤+			23,585	990,570	1,945,763
Travelex Private Equity¤+			12,309	1	0

Total Common Stocks			1,726,683	13,045,346	11,210,327

Warrants — 0.07%*:
Travelex Topco Limited Warrant¤+			2,218	0	233,947

Total Warrants			2,218	0	233,947

Total Equities			1,728,901	13,045,346	11,444,274

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 135.06%*:

Asset-Backed Securities — 12.07%*:

CDO/CLO — 12.07%*:
610 FDG 2016-2R CLO LTD, 3M LIBOR + 7.250%^~	7.44%	1/20/2034	1,550,000	$1,534,190	$1,562,344
Anchorage Capital CLO LTD 2015-6A, 3M LIBOR + 6.350%^~	6.53	7/15/2030	600,000	607,561	591,695
Anchorage Capital CLO LTD 2016-9A ER, 3M LIBOR + 6.410%^~	6.59	7/15/2032	1,500,000	1,455,000	1,499,987
Anchorage Capital CLO LTD 2013-1R, 3M LIBOR + 6.800%^~	6.99	10/15/2030	1,000,000	977,213	1,000,082
Bain Capital Credit CLO 2020-2 E, 3M LIBOR + 6.830%^~	7.02	7/21/2031	1,000,000	933,291	1,000,000
Ballyrock CLO LTD 2019-2R, 3M LIBOR + 6.500%^~	6.66	11/20/2030	2,000,000	2,000,000	1,993,438
BlueMountain CLO LTD 2018-23A, 3M LIBOR + 5.650%^~	5.84	10/20/2031	1,000,000	1,000,000	958,374
Canyon CLO LTD 2019-2A, 3M LIBOR + 7.150%^~	7.33	10/15/2032	1,000,000	1,000,000	1,001,885
Carbone CLO, LTD 2017-1A, 3M LIBOR + 5.900%^~	6.09	1/21/2031	750,000	750,000	732,633
Carlyle Global Market Strategies 2017-5A, 3M LIBOR + 5.300%^~	5.49	1/22/2030	700,000	700,000	643,308
Carlyle Global Market Strategies 2019-3 LTD, 3M LIBOR + 7.030%^~	7.22	10/20/2032	1,000,000	975,000	1,000,341

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
CIFC Funding 2020-1 LTD^~	7.26%	7/15/2032	1,900,000	$1,881,000	$1,900,680
Galaxy CLO LTD 2017-24A, 3M LIBOR + 5.500%^~	5.68	1/15/2031	1,000,000	1,000,000	950,605
GoldenTree Loan Management 2018-3A, 3M LIBOR + 6.500%^~	6.69	4/22/2030	1,500,000	1,445,828	1,282,769
GoldenTree Loan Opportunities XI LTD 2015-11A, 3M LIBOR + 5.400%^~	5.59	1/18/2031	500,000	500,000	482,305
KKR Financial CLO LTD 2017-20, 3M LIBOR + 5.500%^~	5.68	10/16/2030	1,500,000	1,500,000	1,425,030
KKR Financial CLO LTD 34-2, 3M LIBOR + 6.850%^~	7.00	7/15/2034	2,000,000	1,980,000	1,980,000
LCM LTD 2031-30, 3M LIBOR + 6.500%^~	6.62	4/20/2031	1,100,000	1,100,000	1,099,984
Madison Park Funding LTD 2015-19A, 3M LIBOR + 4.350%^~	4.53	1/24/2028	1,000,000	1,000,000	952,126
Madison Park Funding LTD 2018-29A, 3M LIBOR + 7.570%#^~	7.76	10/18/2030	2,000,000	1,960,000	1,871,986
Madison Park Funding LTD XXXV 2019-35R E-R, 3M LIBOR + 6.100%^~	6.29	4/20/2032	1,400,000	1,400,000	1,400,603
Madison Park Funding LTD 2019-32R E-R, 3M LIBOR + 6.200%^~	6.39	1/22/2031	1,000,000	1,000,000	998,121
Magnetite CLO LTD 2016-18A, 3M LIBOR + 7.600%^~	7.76	11/15/2028	1,400,000	1,386,000	1,328,918
OCP CLO LTD 2020-19, 3M LIBOR + 6.110%^~	6.30	7/21/2031	800,000	723,887	800,818
OHA Credit Partners LTD 2015-11A, 3M LIBOR + 7.900%^~	8.09	1/20/2032	2,000,000	1,970,323	1,834,098
OHA Loan Funding LTD 2013-1A, 3M LIBOR + 7.900%^~	8.07	7/23/2031	1,500,000	1,477,500	1,410,761
Sound Point CLO XVIII 2018-18D, 3M LIBOR + 5.500%^~	5.69	1/21/2031	2,000,000	2,000,000	1,836,424
Sound Point CLO Ltd Series 2020-1A Class E, 3M LIBOR + 7.080%^~	7.27	7/22/2030	1,600,000	1,483,212	1,600,000
Sound Point CLO Ltd Series 2020-1A Class ER, 3M LIBOR + 6.860%^~	7.00	7/20/2034	1,600,000	1,584,000	1,584,000
TICP CLO LTD 2018-10A, 3M LIBOR + 5.500%^~	5.69	4/20/2031	1,000,000	940,296	970,894
Voya CLO LTD 2019-4A, 3M LIBOR + 7.480%^~	7.72	1/18/2033	1,400,000	1,358,585	1,407,972
Wellfleet CLO LTD 2017-3A, 3M LIBOR + 5.550%^~	5.74	1/17/2031	1,500,000	1,500,000	1,403,118
Wind River 2017-1A ER, 3M LIBOR + 7.060%^~	7.25	4/18/2036	2,000,000	1,960,000	1,998,478

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Wind River CLO LTD 2017-4A, 3M LIBOR + 5.800%^~	5.96%	11/20/2030	1,000,000	$1,000,000	$951,574

Total CDO/CLO			44,800,000	44,082,887	43,455,349

Total Asset-Backed Securities			44,800,000	44,082,887	43,455,349

Bank Loans§ — 11.85%*:

Automotive — 0.55%*:
Dexko Global Inc, 3M LIBOR + 8.250%~	9.25	7/24/2025	2,000,000	2,000,000	1,995,000

Total Automotive			2,000,000	2,000,000	1,995,000

Chemicals, Plastics and Rubber — 0.52%*:
Colouroz Investment 2 LLC, 3M LIBOR + 7.250%+~	5.50	9/21/2024	2,110,784	2,103,035	1,862,113

Total Chemicals, Plastics and Rubber			2,110,784	2,103,035	1,862,113

Diversified/Conglomerate Manufacturing — 0.80%*:
Averys, 3M LIBOR + 8.250%+~	8.25	9/25/2026	500,000	571,943	569,900
SunSource, Inc., 1M LIBOR + 8.000%~	9.00	4/30/2026	2,500,000	2,513,589	2,313,750

Total Diversified/Conglomerate Manufacturing			3,000,000	3,085,532	2,883,650

Diversified/Conglomerate Service — 7.05%*:
Syncsort Incorporated (Precisely) 2ND Lien T/L, 3M LIBOR + 7.250%	8.00	3/19/2029	9,009,009	8,918,919	8,963,964
Misys (Finastra), 3M LIBOR + 7.250%~	8.25	6/16/2025	16,290,136	16,174,664	16,447,010

Total Diversified/Conglomerate Service			25,299,145	25,093,583	25,410,974

Electronics — 2.35%*:
McAfee Enterprise 2ND Lien T/L, 3M LIBOR + 7.500%~	9.00	5/3/2029	8,567,000	8,504,433	8,459,913

Total Healthcare, Education and Childcare			8,567,000	8,504,433	8,459,913

Leisure, Amusement, Entertainment — 0.10%*:
Odeon Cinemas Group T/L B 2	10.75	8/11/2023	185,000	216,643	223,751
Odeon Cinemas Group T/L B	10.75	8/11/2023	87,500	116,689	123,459

Total Leisure, Amusement, Entertainment			272,500	333,332	347,210

Mining, Steel, Iron and Non-Precious Metals — 0.00%*:
Boomerang Tube, LLC, 3M LIBOR + 6.500%¤~	0.00	6/30/2022	2,608,648	2,608,648	0

Total Mining, Steel, Iron and Non-Precious Metals			2,608,648	2,608,648	0

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Bank Loans§ (Continued)

Personal Transportation — 0.09%*:
Naviera Armas Bridge, 1M LIBOR + 2.500%¤+~	5.00%	7/31/2021	99,411	$120,106	$117,877
Naviera Armas Bridge, 1M LIBOR + 2.500%¤+~	5.00	7/31/2021	62,120	76,116	73,659
Naviera Armas Bridge, 1M LIBOR + 2.500%¤+~	4.33	7/31/2021	5,879	7,113	6,971
Naviera Armas Bridge, 1M LIBOR + 2.500%¤+~	5.00	7/31/2021	112,737	127,715	133,677

Total Personal Transportation			280,147	331,051	332,184

Telecommunications — 0.39%*:
Syniverse Holdings T/L, 3M LIBOR + 5.000%	6.00	3/9/2023	1,420,021	1,317,767	1,404,585

Total Telecommunications			1,420,021	1,317,767	1,404,585

Total Bank Loans			45,558,245	45,377,380	42,695,628

Corporate Bonds — 111.14%*:

Aerospace and Defense — 5.30%*:
American Airlines#^	11.75	7/15/2025	3,337,000	3,359,001	4,187,935
TransDigm Group, Inc.#	7.50	3/15/2027	6,000,000	6,020,598	6,382,500
Triumph Group, Inc.#	7.75	8/15/2025	8,289,000	8,292,673	8,526,977

Total Aerospace and Defense			17,626,000	17,672,272	19,097,412

Automotive — 5.19%*:
AA Bond Co. Ltd.+^	6.50	1/31/2026	1,350,000	1,843,683	1,937,482
Aston Martin Capital Holdings Ltd#+^	10.50	11/30/2025	850,000	923,307	947,750
Ford Motor Company#	9.63	4/22/2030	2,000,000	2,578,256	2,870,000
Ford Motor Company#	7.45	7/16/2031	2,000,000	2,315,687	2,630,000
Power Solutions#^	8.50	5/15/2027	8,965,000	9,053,793	9,773,643
Real Hero Merger Sub 2 Inc.^	6.25	2/1/2029	499,000	499,000	518,960

Total Automotive			15,664,000	17,213,726	18,677,835

Beverage, Food and Tobacco — 2.05%*:
Boparan Finance PLC+^	7.63	11/30/2025	750,000	1,037,046	944,101
Kehe Distributors, LLC#^	8.63	10/15/2026	1,159,000	1,159,000	1,266,567
Manitowoc Foodservice#	9.50	2/15/2024	3,074,000	3,177,543	3,219,093
Refresco Group N.V.#+^	6.50	5/15/2026	1,600,000	1,931,849	1,961,700

Total Beverage, Food and Tobacco			6,583,000	7,305,437	7,391,461

Broadcasting and Entertainment — 4.93%*:
Banijay#+^	6.50	3/1/2026	2,500,000	2,761,119	3,059,963
Beasley Mezzanine Holdings LLC#^	8.63	2/1/2026	1,801,000	1,801,000	1,819,010

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Broadcasting and Entertainment (Continued)
Clear Channel Worldwide Holdings Inc.#^	7.75%	4/15/2028	2,568,000	$2,594,852	$2,690,031
Clear Channel Worldwide Holdings Inc.^	7.50	6/1/2029	2,127,000	2,127,000	2,202,161
Cox Media Group#^	8.88	12/15/2027	3,837,000	3,990,204	4,150,138
Dish DBS Corp.#	7.75	7/1/2026	673,000	616,201	762,173
iHeartCommunications, Inc.#	8.38	5/1/2027	570,000	608,230	610,613
Univision Communications Inc.#^	9.50	5/1/2025	2,234,000	2,456,504	2,462,985

Total Broadcasting and Entertainment			16,310,000	16,955,110	17,757,073

Buildings and Real Estate — 3.65%*:
New Enterprise Stone & Lime Co.#^	9.75	7/15/2028	2,665,000	2,889,592	2,984,800
Realogy Group#^	9.38	4/1/2027	3,763,000	3,595,724	4,181,220
Realogy Group^	7.63	6/15/2025	329,000	329,000	356,866
Service Properties Trust	4.38	2/15/2030	400,000	350,124	381,000
Stl Hldg Co LLC#^	7.50	2/15/2026	4,981,000	5,020,753	5,242,503

Total Buildings and Real Estate			12,138,000	12,185,193	13,146,389

Cargo Transport — 2.81%*:
Kenan Advantage#^	7.88	7/31/2023	10,125,000	10,152,479	10,109,813

Total Cargo Transport			10,125,000	10,152,479	10,109,813

Chemicals, Plastics and Rubber — 2.47%*:
Consolidated Energy Finance S.A.#^	6.88	6/15/2025	3,208,000	3,088,323	3,267,893
Consolidated Energy Finance S.A.#^	6.50	5/15/2026	2,638,000	1,967,496	2,677,570
CVR Partners LP#^	9.25	6/15/2023	690,000	691,878	691,794
ITT Holdings LLC^	6.50	8/1/2029	2,218,000	2,218,000	2,265,931

Total Chemicals, Plastics and Rubber			8,754,000	7,965,697	8,903,188

Containers, Packaging, and Glass — 3.43%*:
Mauser Packaging Solutions#^	7.25	4/15/2025	4,067,000	3,960,424	3,985,660
Tekni-Plex#^	9.25	8/1/2024	8,000,000	7,911,124	8,360,000

Total Containers, Packaging, and Glass			12,067,000	11,871,547	12,345,660

Diversified/Conglomerate Manufacturing — 1.55%*:
Heat Exchangers+^	7.78	10/9/2025	625,000	660,748	674,764
Manitowoc Cranes#^	9.00	4/1/2026	4,538,000	4,545,386	4,923,730

Total Diversified/Conglomerate Manufacturing			5,163,000	5,206,134	5,598,494

Diversified/Conglomerate Service — 3.75%*:
Algeco Scotsman#+^	6.50	2/15/2023	1,750,000	2,146,659	2,117,572
Libra Group Bhd	5.00	5/15/2027	700,000	850,082	836,954
Powerteam Services LLC#^	9.03	12/4/2025	2,750,000	2,968,420	3,025,000
Summer BC Holdco+^	9.25	10/31/2027	2,477,880	3,081,942	3,184,208

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Diversified/Conglomerate Service (Continued)
Verisure Midholding+^	5.25%	2/15/2029	3,575,000	$4,325,187	$4,355,620

Total Diversified/Conglomerate Service			11,252,880	13,372,290	13,519,354

Electronics — 5.70%*:
Veritas Bermuda Ltd.#^	10.50	2/1/2024	17,957,000	16,427,338	18,432,322
Veritas Bermuda Ltd.#^	7.50	9/1/2025	2,024,000	2,024,000	2,107,490

Total Electronics			19,981,000	18,451,338	20,539,812

Finance — 4.74%*:
Alliance Data Systems Corp.#^	7.00	1/15/2026	2,000,000	1,992,500	2,142,500
Aretec Escrow Issuer Inc.#^	7.50	4/1/2029	1,195,000	1,195,000	1,227,863
Avolon Holdings#^	6.50	9/15/2024	8,512,391	6,865,975	8,558,230
Galaxy Bidco Ltd.#+^	6.50	7/31/2026	500,000	672,344	728,825
Garfunkelux Holdco+^	6.75	11/1/2025	450,000	533,833	555,734
Travelex¤+^	12.50	8/5/2025	1,659,049	2,027,100	3,844,057
Travelex#¤+^	8.00	5/15/2022	4,600,000	5,097,344	0

Total Finance			18,916,440	18,384,096	17,057,209

Healthcare, Education and Childcare — 7.45%*:
Bausch Health Companies Inc.#+^	9.00	12/15/2025	11,045,000	11,242,280	11,843,554
Bausch Health Companies Inc.+^	6.25	2/15/2029	1,222,000	1,196,367	1,208,619
Bausch Health Companies Inc.+^	5.25	2/15/2031	1,000,000	926,882	933,450
Chrom Holdco S.A.S+	5.00	5/31/2029	1,100,000	1,328,422	1,335,300
Cidron Aida Finco+^	6.25	4/1/2028	1,650,000	2,275,266	2,328,091
Community Health System Inc.^	6.88	4/15/2029	286,000	286,000	299,290
Endo International#^	7.50	4/1/2027	1,890,000	1,890,000	1,932,525
Endo Designated Activity Company#^	9.50	7/31/2027	1,000,000	1,096,168	1,020,000
Radiology Partners Inc.#^	9.25	2/1/2028	2,586,000	2,769,401	2,857,530
Verscend Technologies, Inc.#^	9.75	8/15/2026	2,915,000	3,060,406	3,071,681

Total Healthcare, Education and Childcare			24,694,000	26,071,192	26,830,040

Home and Office Furnishings, Housewares, and Durable Consumer Products — 2.24%*:
Balta#+^	8.75	12/31/2024	949,900	1,051,733	1,135,352
BCPE Ulysses Intermediate Inc#^	7.75	4/1/2027	3,315,000	3,352,086	3,397,875
Staples Inc.^	10.75	4/15/2027	3,478,000	3,591,853	3,535,909

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			7,742,900	7,995,671	8,069,136

Hotels, Motels, Inns and Gaming — 1.31%*:
Scientific Games International Inc.#^	8.63	7/1/2025	4,325,000	4,407,021	4,735,875

Total Hotels, Motels, Inns and Gaming			4,325,000	4,407,021	4,735,875

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Insurance — 1.43%*:
Acrisure LLC#^	10.13%	8/1/2026	4,575,000	$4,719,325	$5,158,313

Total Insurance			4,575,000	4,719,325	5,158,313

Leisure, Amusement, Entertainment — 3.17%*:
AMC Entertainment Holdings Inc^	10.50	4/15/2025	227,000	226,433	246,295
AMC Entertainment Holdings Inc#^	10.50	4/24/2026	1,400,000	1,450,173	1,519,000
Carnival Corp.^	7.63	3/1/2026	1,000,000	1,185,944	1,312,712
Center Parcs+^	6.50	8/28/2026	1,150,000	1,608,611	1,684,252
Eldorado Resorts#^	8.13	7/1/2027	4,000,000	3,899,044	4,448,800
Motion Finco+^	7.00	5/15/2025	1,750,000	1,930,999	2,191,220

Total Leisure, Amusement, Entertainment			9,527,000	10,301,203	11,402,279

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 4.07%*:
Diebold Nixdorf Inc.#^	9.38	7/15/2025	5,577,000	5,910,822	6,183,499
Diebold Nixdorf Inc.^	9.00	7/15/2025	815,000	957,963	1,061,167
Diebold Nixdorf Inc.#	8.50	4/15/2024	2,260,000	2,304,475	2,313,675
Granite Holdings US Acquisition Co.#^	11.00	10/1/2027	1,000,000	1,118,962	1,115,000
Sarens#+^	5.75	2/21/2027	1,625,000	1,783,930	1,917,760
Titan Acquisition Ltd / Titan Co-Borrower LLC#+^	7.75	4/15/2026	2,000,000	2,070,019	2,072,500

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			13,277,000	14,146,171	14,663,601

Mining, Steel, Iron and Non-Precious Metals — 14.99%*:
Cleveland-Cliffs Inc.#^	9.88	10/17/2025	3,970,000	4,325,401	4,652,880
Consol Energy Inc.#^	11.00	11/15/2025	10,316,000	10,654,084	10,316,000
Coronado Global Resources Inc.+^	10.75	5/15/2026	2,188,000	2,147,783	2,330,220
First Quantum Minerals#+^	7.25	4/1/2023	2,000,000	1,956,543	2,038,760
First Quantum Minerals#+^	7.50	4/1/2025	9,775,000	9,457,547	10,141,563
First Quantum Minerals+^	6.88	10/15/2027	200,000	200,000	217,940
Hecla Mining Company#	7.25	2/15/2028	4,699,000	5,086,074	5,133,658
Perenti Finance Pty Ltd#+^	6.50	10/7/2025	2,500,000	2,500,000	2,628,205
PIC AU Holdings LLC^	10.00	12/31/2024	7,043,000	6,375,439	6,998,981
SunCoke Energy Inc.#^	7.50	6/15/2025	5,743,000	5,719,401	5,964,393
Warrior Met Coal Inc.#^	8.00	11/1/2024	3,513,000	3,579,412	3,565,695

Total Mining, Steel, Iron and Non-Precious Metals			51,947,000	52,001,684	53,988,294

Oil and Gas — 18.28%*:
Antero Resources Corp.^	8.38	7/15/2026	451,000	452,492	513,013
Antero Resources Corp.#^	7.63	2/1/2029	1,907,000	2,021,155	2,116,770
Calumet Specialty Products#^	11.00	4/15/2025	1,030,000	1,059,007	1,120,125
Calumet Specialty Products#^	9.25	7/15/2024	2,850,000	2,760,281	3,135,000

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Oil and Gas (Continued)
CGG+^	8.75%	4/1/2027	1,136,000	$1,136,000	$1,175,760
CGG SA+^	7.75	4/1/2027	1,500,000	1,787,033	1,843,541
CVR Energy Inc.#^	5.75	2/15/2028	3,850,000	3,333,296	3,879,645
Enlink Midstream Partners LP	5.60	4/1/2044	5,413,000	3,563,579	4,898,765
Enlink Midstream Partners LP	5.45	6/1/2047	1,000,000	854,709	887,500
Genesis Energy LP#	7.75	2/1/2028	3,408,000	3,126,867	3,510,240
Genesis Energy LP#	8.00	1/15/2027	1,639,000	1,636,951	1,721,974
Harvest Midstream I L P^	7.50	9/1/2028	458,000	458,000	497,388
Hilcorp Energy I L P#^	6.25	11/1/2028	3,202,000	2,798,510	3,402,125
KCA Deutag+^	9.88	12/1/2025	1,179,286	1,179,286	1,301,342
Laredo Petroleum Inc.#	10.13	1/15/2028	2,765,000	2,672,916	3,037,353
MEG Energy Corp.#+^	7.13	2/1/2027	2,698,000	2,533,139	2,874,247
Neptune Energy Bondco PLC#^	6.63	5/15/2025	4,856,000	4,494,897	4,985,655
NGL Energy Finance Corp#^	7.50	2/1/2026	3,031,000	3,124,680	3,182,550
Occidental Pete Corp.#	8.50	7/15/2027	4,523,000	4,570,262	5,695,362
Occidental Pete Corp.#	7.88	9/15/2031	2,500,000	2,653,955	3,212,500
Occidental Pete Corp.	4.50	7/15/2044	586,000	437,237	564,025
PBF Holding Co LLC#^	9.25	5/15/2025	1,196,000	1,188,548	1,204,838
PBF Holding Co LLC	6.00	2/15/2028	4,586,000	3,833,921	3,141,410
Range Resources Corp^	8.25	1/15/2029	494,000	501,127	556,985
Southwestern Energy Co.	8.38	9/15/2028	449,000	449,000	507,370
Tullow Oil PLC+^	10.25	5/15/2026	1,000,000	1,000,000	1,049,300
Welltec A/S#+^	9.50	12/1/2022	5,713,000	5,678,663	5,834,116

Total Oil and Gas			63,420,286	59,305,513	65,848,898

Personal Transportation — 0.15%*:
Naviera Armas, 3M EURIBOR + 4.250%+^~	4.25	11/15/2024	150,000	127,479	122,725
Naviera Armas, 3M EURIBOR + 6.500%+^~	6.50	7/31/2023	525,000	608,346	429,537

Total Personal Transportation			675,000	735,825	552,262

Printing and Publishing — 2.45%*:
Cimpress N.V.#^	7.00	6/15/2026	2,069,000	2,069,000	2,181,078
Houghton Mifflin Harcourt Publishers Inc.#^	9.00	2/15/2025	3,000,000	2,954,892	3,210,000
McGraw Hill LLC / McGraw-Hill Global Education Finance Inc#^	8.00	11/30/2024	3,369,000	3,409,279	3,444,803

Total Printing and Publishing			8,438,000	8,433,172	8,835,880

Retail Store — 1.80%*:
At Home Holding III INC#^	8.75	9/1/2025	2,000,000	2,093,595	2,230,000
Casino Guichard Perracho+^	6.63	1/15/2026	1,050,000	1,279,474	1,311,955
Magic MergeCo, Inc.^	7.88	5/1/2029	2,024,000	2,024,000	2,087,250
Marcolin S.p.A+	6.13	11/15/2026	700,000	852,141	844,549

Total Retail Store			5,774,000	6,249,210	6,473,754

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021 (Unaudited)

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income (Continued)

Corporate Bonds (Continued)

Telecommunications — 8.22%*:
Altice France Holding S.A.#^	10.50%	5/15/2027	2,000,000	$2,235,227	$2,222,500
BMC Software#^	9.75	9/1/2026	9,682,000	9,560,855	10,190,305
Commscope Inc.#^	8.25	3/1/2027	11,673,000	11,688,878	12,476,102
Consolidated Communications#^	6.50	10/1/2028	832,000	832,000	895,024
Digicel Limited#¤+^	8.25	9/30/2020	2,500,000	2,491,364	0
Northwest Fiber LLC#^	10.75	6/1/2028	1,206,000	1,325,986	1,356,750
Uniti Group LP / Uniti Group Finance Inc.^	6.50	2/15/2029	330,000	330,000	330,825
Viasat#^	6.50	7/15/2028	790,000	790,000	842,503
Windstream Escrow LLC#^	7.75	8/15/2028	1,251,000	1,246,000	1,288,530

Total Telecommunications			30,264,000	30,500,311	29,602,540

Total Corporate Bonds			379,239,505	381,601,617	400,304,569

Total Fixed Income			469,597,751	471,061,883	486,455,546

Total Investments			471,326,652	484,107,229	497,899,820

Other assets and liabilities — (38.24)%					(137,740,363)

Net Assets — 100%					$360,159,457

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
¤	Value determined using significant unobservable inputs, security is categorized as Level 3.
+	Foreign security.
^

Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

~	Variable rate security. The interest rate shown is the rate in effect at June 30, 2021.
#	All or a portion of the security is segregated as collateral for the credit facility.
§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2021. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021 (Unaudited)

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of June 30, 2021.

United States	79.9%
United Kingdom	5.5%
France	2.8%
Canada	2.7%
Zambia	2.5%
Australia	2.4%
Denmark	1.2%
Sweden	0.9%
Belgium	0.6%
Germany	0.5%
(Individually less than 1%)	1.0%

100.0%

A summary of outstanding derivatives at June 30, 2021 is as follows:

Schedule of Open Forward Currency Contracts

June 30, 2021

CURRENCY TO BE RECEIVED		CURRENCY TO BE DELIVERED(1)		COUNTERPARTY OF CONTRACT	FORWARD SETTLEMENT DATE	UNREALIZED APPRECIATION/ (DEPRECIATION)
33,314,556	USD	(27,338,093)	EUR	Morgan Stanley	7/15/2021	$888,003
12,753,921	USD	(9,014,842)	GBP	Morgan Stanley	7/15/2021	283,149
9,364,947	CAD	(11,362,790)	USD	JP Morgan Chase	7/15/2021	198,537
488,721	USD	(394,227)	CAD	JP Morgan Chase	7/15/2021	27

						$1,369,715

(1)	Values are listed in U.S. dollars.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Baring International Investment Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

Forward foreign exchange contracts are normally valued on the basis of independent pricing service providers.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”).

CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$7,910,814	$–	$3,299,513	$11,210,327
Preferred Stocks	–	–	–	–
Warrants	–	–	233,947	233,947

Total Equities:	$7,910,814	$–	$3,533,460	$11,444,274

Fixed Income:
Asset-Backed Securities	$–	$43,455,349	$–	$43,455,349
Bank Loans	–	42,363,444	332,184	42,695,628
Corporate Bonds	–	396,460,512	3,844,057	400,304,569

Total Fixed Income	$–	$482,279,305	$4,176,241	$486,455,546

Foreign Exchange Contracts	$–	$1,639,715	$–	$1,639,715

Total Assets	$7,910,814	$483,919,020	$7,709,701	$499,539,535

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2021:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

KCA Deutag Ordinary A Share	$1,945,763	Vendor Price	$82.50; price taken from Barings utilizing Markit

Travelex Private Equity	$0	Zero Value	Valued at Zero

Fieldwood Energy LLC New Equity	$289,145	Priced At Cost	$55.53; Trade Price

Fieldwood Energy LLC	$168	Vendor Price	$.01; price taken from Barings utilizing LoanX.

Tourmaline Escrow Cash	$966,245	Withholding Tax Reclaim	Priced at value of withholding tax reclaim

Sabine Oil and Gas	$56,466	Withholding Tax Reclaim	Priced at value of withholding tax reclaim

Boomerang Tube Holdings, Inc.	$0	Zero Value	Valued at Zerp

Travelex Topco Limited Warrant	$233,946	Vendor Price	$76.25; price taken from Barings utilizing LoanX.

ESC CB 144A HIGH RIDGE	$41,748	Priced At Cost	$14.00; Trade Price

Corporate Bonds

Travelex	$3,844,057	Broker Quote	167.50: price taken from Barings utilizing LoanX.

Travelex	$0	Zero Value	Valued at Zero

Digicel Limited	$0	Zero Value	Valued at Zero

Second Lien Term Loans

Boomerang Tube, LLC	$0	Zero Value	Valued at Zero

Naviera Armas Bridge	$117,877	Priced At Cost	98.00; Priced at trade

Naviera Armas Bridge	$73,659	Priced At Cost	98.00; Priced at trade

Naviera Armas Bridge	$6,971	Priced At Cost	98.00; Priced at trade

Naviera Armas Bridge	$133,677	Priced At Cost	98.00; Priced at trade

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2020	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED	BALANCE AT JUNE 30, 2021	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF JUNE 30, 2021

Equities
Boomerang Tube Holdings, Inc.	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Fieldwood Energy LLC	$0	$0	$0	$0	$0	$0	$0	$168	$168	$168
Fieldwood Energy LLC	$0	$0	$0	$289,145	$0	$0	$0	$0	$289,145	$0
Jupiter Resources Inc.	$3,749,197	$0	$0	$0	$(3,948,373)	$0	$(1,714,169)	$1,913,345	$0	$1,913,345
KCA Deutag Ordinary A Shares	$955,193	$0	$0	$0	$0	$0	$0	$990,570	$1,945,763	$990,570
Sabine Oil & Gas LLC	$56,446	$0	$0	$0	$0	$0	$0	$0	$56,446	$0
Tourmaline Escrow Cash	$0	$0	$0	$0	$0	$0	$0	$966,245	$966,245	$966,245
Travelex Private Equity	$0	$0	$0	$1	$(1)	$0	$1	$(1)	$0	$(1)
ESC CB 144A HIGH RIDGE	$0	$0	$0	$41,748	$0	$0	$0	$0	$41,748	$0
Common Stocks	$4,760,836	$0	$0	$330,894	$(3,948,374)	$0	$(1,714,168)	$3,870,326	$3,299,514	$3,870,326
Travelex Topco Limited Warrant	$250,232	$0	$0	$0	$0	$0	$0	$(16,286)	$233,946	$(16,286)
Warrants		$0	$0	$0	$0	$0	$0	$(16,286)	$233,946	$(16,286)

Total Equities	$4,760,836	$0	$0	$330,894	$(3,948,374)	$0	$(1,714,168)	$3,854,041	$3,533,460	$3,854,041

Fixed Income
Boomerang Tube, LLC	$104,346	$0	$0	$0	$0	$0	$0	$(104,346)	$0	$(104,346)
Naviera Armas Bridge	$127,521	$0	$0	$(7,084)	$(1,430)	$323	$(7)	$(1,445)	$117,877	$(1,445)
Naviera Armas Bridge	$68,751	$0	$0	$1,906	$0	$5,124	$0	$(2,122)	$73,659	$(2,122)
Naviera Armas Bridge	$0	$0	$0	$7,113	$0	$0	$0	$(142)	$6,971	$(142)
Naviera Armas Bridge	$0	$0	$0	$127,560	$0	$155	$0	$5,962	$133,677	$5,962
Bank Loans	$300,618	$0	$0	$129,495	$(1,430)	$5,602	$(7)	$(102,093)	$332,184	$(102,093)
Travelex	$4,959,932	$0	$0	$1,202,643	$(3,203,708)	$26,000	$1,726,915	$(867,725)	$3,844,057	$(867,725)
Travelex	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Digicel Limited	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Corporate Bonds	$4,959,932	$0	$0	$1,202,643	$(3,203,708)	$26,000	$1,726,915	$(867,725)	$3,844,057	$(867,725)
Total Fixed Income	$5,260,550	$0	$0	$1,332,138	$(3,205,137)	$31,601	$1,726,907	$(969,818)	$4,176,240	$(969,818)

Total	$10,021,386	$0	$0	$1,663,031	$(7,153,512)	$31,601	$12,739	$2,884,223	$7,709,701	$2,884,223

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2021, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Interest income from securitized investments in which the Fund has a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), is recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset on the Statement of Assets and Liabilities as a result of forward foreign exchange contracts with J.P. Morgan, The Bank of New York Mellon, and Morgan Stanley. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. The Fund has recognized an asset of $1,369,715 in net unrealized appreciation on forward foreign exchange contracts. Outstanding forward foreign exchange contracts as of June 30, 2021 are indicative of the volume of activity during the period.

For the period ended June 30, 2021, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of June 30, 2021. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2021:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Asset Derivatives
Forward Foreign Exchange Contracts	Unrealized Depreciation	$1,369,715

Total Asset Derivatives		$1,369,715

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2021:

Amount of Realized Gain/(Loss) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$(1,916,794)

Total	$(1,916,794)

Change in Unrealized Appreciation/(Depreciation) on Derivatives

FORWARD FOREIGN EXCHANGE CONTRACTS
Derivatives
Forward Foreign Exchange Contracts	$1,863,667

Total	$1,863,667

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

H.	Disclosures about Offsetting Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of June 30, 2021.

	MORGAN STANLEY	JP MORGAN CHASE
Assets:
Forward foreign exchange contracts	$1,171,152	$198,563
Total Assets	1,171,152	198,563

Net Exposure	1,171,152	198,563

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	Disclosures about Offsetting Assets and Liabilities

The FASB issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

M.	New Accounting Pronouncements

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. The Fund has elected to early adopt the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance to the Fund.

In March 2017, the FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Under ASU 2017-08, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. ASU 2017-08 will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time. As compensation for its services, the Adviser (not the Fund) pays the Sub-Adviser a portion of the investment management fees it receives from the Fund, in an amount in U.S. dollars equal to 35% of such investment management fees (“Sub-Advisory Fees”).

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay Fund Services a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax years ended in 2020 and 2019, as noted below, was as follows:

	2020	2019
Ordinary Income	$27,544,286	$35,672,794

Total Distributions Paid	$27,544,286	$35,672,794

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED LOSSES
$(390,061)	$390,061

The permanent differences are primarily attributable to non-deductible excise taxes.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

The following information is provided on a tax basis as of December 31, 2020:

Cost of investments	$478,817,979

Unrealized appreciation	28,635,987
Unrealized depreciation	48,556,732

Net unrealized appreciation/(depreciation)	(19,920,745)

Undistributed ordinary income	6,026,209
Undistributed long term gains	–

Distributable earnings	6,026,209

Other accumulated gain/(loss)	(119,964,786)

Total accumulated gain/(loss)	(133,859,322)

The capital loss carryforward is available to offset future taxable income. The Fund has the following capital loss amounts:

EXPIRING DECEMBER 31, 2020
2019	2020	2021	UNLIMITED – SHORT TERM	UNLIMITED – LONG TERM
$ –	$–	$–	$22,260,671	$97,722,990

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2017 through December 31, 2020 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the period ended June 30, 2021, the Fund purchased (at cost) and sold securities in the amount of $130,291,343 and $113,828,078 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd (“BNP”). On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of three-month LIBOR plus 0.80 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized for the period ended June 30, 2021 was approximately $151,700,000 and 0.86 percent, respectively. At June 30, 2021, the principal balance outstanding was $150,000,000 at an interest rate of 0.85 percent.

If measured at fair value, borrowings under the credit facility would have been considered as Level 2 in the fair value hierarchy (see Note 2A) at June 30, 2021.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. As of June 30, 2021, the total amount of income netted against the interest expense is $38,319.

9.	Common Stock

The Fund has unlimited shares authorized and 20,064,313 shares outstanding at June 30, 2021 and 20,064,313 shares outstanding at June 30, 2021.

Shares at January 1, 2021	20,064,313
Shares issued through dividend reinvestments	–

Shares at June 30, 2021	20,064,313

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period ended June 30, 2021, the Fund paid its Trustees aggregate remuneration of $73,956. During the period, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Finke as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021 (Unaudited)

Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period ended June 30, 2021, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the period ended June 30, 2021, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. The Fund has determined that there were no material events that would require recognition or disclosure in this report through this date.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Rodney J. Dillman

Chairman, Trustee

Dr. Bernard A. Harris, Jr.

Trustee

Thomas W. Okel

Trustee

Cynthia R. Plouché

Trustee

Martin A. Sumichrast

Trustee

OFFICERS

Sean Feeley

President

Carlene Pollock

Chief Financial Officer

Elizabeth Murray

Treasurer

Michael Freno

Vice President

Scott Roth

Vice President

Michael Cowart

Chief Compliance Officer

Jill Dinerman

Secretary/Chief Legal Officer

Alexandra Pacini

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

JOINT PRIVACY NOTICE OF BARINGS MANAGEMENT LLC AND

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Global Privacy Notice

This global privacy notice (“Privacy Notice”) applies to

∎	Barings LLC;

∎

Barings LLC’s affiliates, subsidiaries, and investment fund management entities (each management entity a “Manager”), which may respectively be based in the United States of America (the “USA”), United Kingdom (the “UK”), Switzerland, the European Union (the “EU”), Hong Kong S.A.R., the People’s Republic of China, Australia, South Korea, Taiwan, Japan and the Cayman Islands; and

∎	the respective investment funds and collective investment vehicles within the Barings family of funds (which may include funds that do not feature the Barings trade name) (each a “Fund”).

Collectively, these entities are “Barings” (“we”, “us”, “our”).

About this Privacy Notice

This Privacy Notice, which includes our Cookies Policy (to the extent applicable, a copy of which can be found at barings.com), is designed to help you understand our information collection practices depending on your relationship with us.

This Privacy Notice should be read in conjunction with any other applicable policies, terms and conditions in place between you and Barings.

Any term or provision contained in this Privacy Notice shall not apply to the extent it is incompatible with relevant applicable laws or regulations in the country or jurisdiction that applies to your Personal Data. The local addendum attached to this Privacy Notice sets out additional or different obligations and rights in a given country, state, or jurisdiction beyond the terms of this Privacy Notice. Where there is any inconsistency between the local addendum and the main body of this Privacy Notice, the relevant local addendum shall prevail.

The Barings entity that was originally responsible for collecting your Personal Data in a given country or jurisdiction will be your primary data controller. The relevant data controller(s) in a particular country or jurisdiction are set out in the relevant local addendum below. If your country or jurisdiction is not listed, your data controller will be Barings LLC.

Application of this Privacy Notice

Clients: If you interact with Barings as a private client or otherwise in your individual capacity, or in the capacity of an officer, employee, director and/or principal of one of our corporate or institutional clients (including prospective clients) (“Client”), this Privacy Notice sets out how Barings will collect and process Personal Data in connection with its investment fund management services. Personal Data that we collect and process may include that of registered shareholders or unitholders, applicants for shares or units, beneficial owners of registered shareholders or unitholders and applicants for shares or units, personal representatives, directors, officers, employees, agents, trustees and/or authorized signatories of registered shareholders or unitholders and applicants for shares or units (being natural persons) (“Corporate Individuals”) and other information relating to the dealings of Corporate Individuals with the Fund and/or its service providers.

Website Users: As regards any website or applications owned or operated by, or on behalf of, Barings, including (but not limited to) barings.com and any local variations that may be created from time to time (“Website”), if you are a user or visitor of a Website (“Website User”), this Privacy Notice also sets out how Barings collects and processes Personal Data in connection with those Websites.

Job Applicants: If you apply for a job with, or are later employed or otherwise appointed by, Barings, when applicable, we will provide you with a separate privacy notice about how we collect and process your Personal Data in connection with such appointment at that time.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

JOINT PRIVACY NOTICE OF BARINGS CAPITAL MANAGEMENT LLC

1. Definitions

We collect and process Personal Data in accordance with the requirements of the data protection laws (“Relevant Data Protection Laws”) applicable to the particular Personal Data at issue. The Relevant Data Protection Laws include the data protection or privacy laws of any country or jurisdiction applicable to the processing of Personal Data covered by this Privacy Notice.

“Personal Data” (or the equivalent term such as “personal information” under Relevant Data Protection Laws) means (to the extent applicable) any information: (i) held by Barings; (ii) held or obtained by the Manager or the Fund; or (iii) an individual provides to the Manager, the Fund or the Fund’s service provider, that can, in each case, identify an individual, such as name, address, email address, date of birth etc., from which that individual can be directly or indirectly personally identified, and includes information such as identification and account numbers and online identifiers, or otherwise has the meaning as set out in Relevant Data Protection Laws applicable to you.

Some of this Personal Data may include, where applicable, information classified in some jurisdictions as “Special Categories of Personal Data” (or equivalent terms such as “Sensitive Personal Data”, “sensitive information” or “sensitive personal information” under Relevant Data Protection Laws), relating to an individual’s race, ethnicity, health, political opinions, trade union membership, as well as Personal Data related to criminal matters.

“processing” means any operation or set of operations which is performed on Personal Data or on sets of Personal Data, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction, or otherwise has the meaning as set out in the applicable Relevant Data Protection Laws.

2. Personal Data collected and how we collect it

Barings will collect the following types of Personal Data, depending on your relationship with us:

∎

Identity information such as name, address, personal contact details (including email address and telephone numbers), date of birth, financial information, passport number, nationality, job title, driver’s license or identity card information; and

∎

Technical and usage information such as IP address, cookies, browser type and version, time zone settings, browser plugin types, operating systems and platform, device information (including, for mobile devices, the IMEI number, wireless networks and general network information).

Barings obtains your Personal Data from the following sources:

∎

Directly from you when you provide such information to us, for example, through your use of our Websites or other forms to receive our services (including our investment services), when you correspond with us or submit a complaint, or transact with us or our affiliates;

∎

From personnel of Clients, from non-affiliated sources (such as consumer or reporting agencies, government agencies, or other non-affiliated parties), or automatically through your use of our Websites; and

∎	Through Corporate Individuals, e.g. if you have engaged an advisor on your behalf.

If you are dealing with Barings as a Client, where the Manager or the Fund needs to process Personal Data: (i) in connection with a registered shareholder’s or unitholder’s contract with the Fund or Manager in respect of a Fund, (ii) in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder, or (iii) where the Manager or the Fund has a legal obligation to collect certain Personal Data relating to a Corporate Individual (for example, in order to comply with anti-money laundering and anti-terrorist financing (collectively “AML”) obligations), the Fund will not be able to deal with the registered shareholder or unitholder or applicant for shares or units if such individual does not provide the necessary Personal Data and other information required by the Manager or the Fund.

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

JOINT PRIVACY NOTICE OF BARINGS CAPITAL MANAGEMENT LLC

3. Purposes

If you are dealing with Barings as a Client, Barings will use the Personal Data of Corporate Individuals for the following purposes:

∎	For the purposes of performing the contract with a registered shareholder or unitholder, or in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder, namely:

∎

for the purposes of providing services to the registered shareholder or unitholder, and setting up and administering the applicant’s or registered shareholder’s or unitholder’s account(s), as the case may be;

∎	for the collection of subscriptions and payment of redemptions, distributions and dividends;

∎	in the event of a merger or proposed merger of the Fund or any sub-fund of the Fund, or for any other restructurings; or

∎	to deal with queries or complaints from registered shareholders;

∎	For compliance with Barings’ legal obligations including:

∎	AML and fraud prevention purposes, including OFAC and PEP screening for these purposes and to comply with UN, EU and other applicable sanctions regimes;

∎	compliance with applicable tax and regulatory reporting obligations;

∎	where Barings is ordered to disclose information by a court with appropriate jurisdiction; or

∎	recording of telephone calls and electronic communications in order to comply with applicable laws and regulatory obligations, where applicable;

∎	Where use is for a legitimate purpose of Barings including:

∎	for day to day operational and business purposes;

∎	to take advice from the Manager’s and the Fund’s external legal and other advisors;

∎	board reporting and management purposes, including where required, for quality assurance;

∎

investigation of complaints or reports, including via ethics or whistleblowing systems or reporting hotlines, relating to conduct which is contrary to Barings’ values or which may be in breach of applicable laws and regulations; or

∎	administering surveys and questionnaires, such as for research and client satisfaction purposes;

∎

Where a Corporate Individual has consented to use for a particular purpose. If a Corporate Individual gives consent for Barings to use their Personal Data for a particular purpose and where permitted under Relevant Data Protection Laws, that Corporate Individual has the right at any time to withdraw consent to the future use of his/her Personal Data for those purposes by writing to the address specified below.

If you are dealing with Barings as a Website User, Barings will use the Personal Data collected for the following purposes:

∎	For our internal business administration and record keeping purposes;

∎

To provide you with information about our investment products and related services, facilitate your online purchases, tailor or customize your user experience, and for all other administration as may be necessary in relation to the supply of our investment products and related services and the conduct of our investment management business;

∎	To respond to your complaints, inquiries or comments submitted through our Website;

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

JOINT PRIVACY NOTICE OF BARINGS CAPITAL MANAGEMENT LLC

∎	Where necessary, as part of any restructuring relating to Barings, its business or assets, or as part of a merger or sale of Barings or any of Barings’s subsidiaries;

∎

For legal and regulatory compliance purposes, including as necessary to respond to governmental, regulatory or law enforcement agency requests in any jurisdiction; to ensure the continuing security and integrity of our systems, business dealings, reputation or the security and reputation of Barings and its staff; to identify misuse of Barings’s systems and any fraud or other illegal or unlawful activity or any other activity which is or may be contrary to our legal and regulatory compliance obligations;

∎	As may otherwise be necessary for responsible corporate governance or as otherwise required or permitted by applicable laws and/or regulations;

∎

To otherwise protect the rights and property of Barings and the rights, property, and health of other persons, which may include disclosing information about you to authorities when we deem it appropriate to do so; and

∎	To the extent applicable, for any other purpose for which we have obtained your consent from time to time as permitted and in accordance with Relevant Data Protection Laws.

Do-Not-Track: Please note that our Website does not recognize web browser “do-not-track” signals. For more information about our use of cookies and other online data collection mechanisms, please see our Cookies Policy located on barings.com.

To the extent required by Relevant Data Protection Laws, we will obtain your consent for any new or additional purposes for which Baring processes Personal Data.

Barings may also use your Personal Data to send you information about promotions and offers. However, we will not do so without your consent where required by Relevant Data Protection Laws. If you do not want to receive such information you can unsubscribe at any time by clicking the link at the bottom of any promotional message we send, or by contacting us using the contact details set out in this Privacy Notice.

4. International transfers

Personal Data may be transferred to a jurisdiction outside the country or jurisdiction in which you are resident or located and, if so, this will be done using a legitimate transfer mechanism as required under Relevant Data Protection Laws.

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions may be permitted if the country or jurisdiction in question has in place data protection laws which are substantially similar to, or serve the same purposes as, those in the country or jurisdiction where you are resident or located, or otherwise deemed by the relevant authorities as providing ‘adequate protection’. However, some transfers may be to countries or jurisdictions that do not have equivalent protections and, in that case, Barings, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual protections for the Personal Data, as required based on the legitimate transfer mechanism used.

5. Special Categories of Personal Data

Barings may, in limited circumstances and as permitted by Relevant Data Protection Laws, collect and process Special Categories of Personal Data, as well as Personal Data related to criminal matters, in connection with its obligations under applicable AML laws, which will only be used and disclosed, as necessary, for such purpose.

6. Personal Data received from other sources

Where Barings is provided with Personal Data relating to an individual by someone other than that individual (such as a beneficial owner, partners, directors, officers, employers, employees, advisors, consumer or other reporting agencies, governmental agencies or other related persons), the person providing the Personal Data: will be asked to warrant that it will only do so in accordance with Relevant Data Protection Laws; and must ensure that, before doing so, the individuals in question are made aware of the fact that Barings will hold information relating to them and may use it for any of the

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

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purposes set out in this Privacy Notice; and, where necessary, must have obtained the individuals’ consent to Barings’ use of the Personal Data. Barings may, where required under applicable laws, notify individuals whose Personal Data was received indirectly from a third party, and confirm that Barings holds their Personal Data and provide a copy of this Privacy Notice to them.

7. Disclosures of Personal Data

In addition to the disclosures discussed in this Privacy Notice, Barings may also need to disclose your Personal Data:

∎	To group companies or related body corporates of Barings (see barings.com for more information), to enable those entities to provide services to us and/or as part of shared systems which are in place;

∎

To organisations who provide services and support to us, including hosting, data processing, website development services, IT support and maintenance providers, call center and hotline providers and other outsourced services; and

∎	To enable us to comply with applicable laws and regulatory obligations and respond to requests from governmental and other regulatory authorities in any jurisdiction.

Additionally, if you are dealing with Barings as a Client, Barings may disclose any Personal Data to other entities, except as outlined above or under section 3 of this Privacy Notice or as follows, and in each case to the extent permitted by Relevant Data Protection Laws:

∎	To enable Barings to carry out the obligations under the contract with a registered shareholder or in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder;

∎

To anyone providing a service to Barings or a Barings agent (which may include the Manager and companies within its group of companies, the administrator and its or their sub-contractors), as data processors, for the purposes of providing services to the Fund and on the understanding that they will keep the Personal Data confidential as required by Relevant Data Protection Laws;

∎	Where Personal Data needs to be shared with the depositary appointed to the Fund, in order to enable it to discharge its legal and regulatory obligations;

∎

Where the administrator to the Fund is subject to a separate legal obligation requiring it to act as controller of the Personal Data, including where it is required to use the Personal Data for the discharge of its own AML obligations including AML ID verification or reporting suspicious activity, or where an individual has otherwise consented to the Personal Data being shared with the administrator for specific purposes;

∎

Where the registered shareholder or unitholder or applicant for shares or units is a client of the Manager or a company within its group of companies, with such company for any other purposes agreed with an individual;

∎	Where the Manager or the Fund needs to share Personal Data with its and the Fund’s auditors, and legal and other advisors;

∎

In the event of a merger or proposed merger, any (or any proposed) transferee of, or successor in title to, the whole or any part of the Fund’s business, and their respective officers, employees, agents and advisers, to the extent necessary to give effect to such merger; or

∎

The disclosure is required by law or regulation, or court or administrative order having force of law, or is required to be made to any of the Manager’s or the Fund’s regulators, in each case in any jurisdiction.

In any case, where Barings shares Personal Data with a non-affiliated data controller (including, as appropriate, the Fund’s service providers), the use by that non-affiliated party of the Personal Data will be subject to the non-affiliated party’s own privacy policies.

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8. Security of Personal Data

Barings will maintain appropriate physical, technical and procedural safeguards designed to protect any Personal Data that you provide to us from accidental or unauthorized loss, misuse, damage, modification, access or disclosure in accordance with Relevant Data Protection Laws. Barings also restricts access to Personal Data about you to those employees who need to know that information to provide products and services to you. As an added measure, Barings does not include Personal Data or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

Service providers who process your Personal Data on behalf of Barings are also required to adhere to appropriate security standards designed to protect such information against unauthorized access, destruction or loss.

9. Updates to Personal Data

Barings will use reasonable efforts to keep Personal Data up to date. However, Barings must be notified, without delay, of any change in an individual’s personal circumstances by the individual or the person that provides such information on behalf of the individual.

10. Retention of Personal Data

Barings is obliged to retain certain information to ensure accuracy, help maintain quality of service and for legal, regulatory, fraud prevention and legitimate business purposes.

Barings is obliged by law to retain AML-related identification and transaction records for a number of years depending on the relevant rule or regulation under applicable laws from the end of the relevant investor relationship or the date of the transaction.

Other information will be retained for no longer than is necessary for the purpose for which it was obtained by Barings or as required or permitted for legal, regulatory, fraud prevention and legitimate business purposes. In general, Barings (or its service providers on its behalf) (as applicable) will hold this information for a period of seven (7) years, unless it is obliged to hold it for a different period under law or applicable regulations.

Barings may also retain records of telephone calls and any electronic communications for any length of time as required or permitted by any relevant regulatory entity or as required by relevant local laws including those relating to data privacy and security.

11. Individual’s Rights in relation to Personal Data

You may have the following rights under Relevant Data Protection Laws:

∎

An individual may have the right to request access to, correct any inaccuracies in, and in certain circumstances, request erasure, or object to or restrict the use, of their Personal Data, and object to certain uses or other processing of their Personal Data (including automated processing), in each case subject to the conditions and/or restrictions set out in Relevant Data Protection Laws.

∎

In limited circumstances, an individual may also have the right to data portability in respect of certain of their Personal Data, which means they can request that Barings provide a copy of their disclosable Personal Data to them or their third party nominee.

∎

An individual may also have the right to lodge a complaint with the relevant Barings entity that is the data controller and/or with a relevant supervisory authority about the processing of the individual’s Personal Data by the relevant Barings entity, the Manager and/or the Fund.

∎

An individual may also have the right to withdraw consent in specific circumstances, such as for direct marketing, or where we have otherwise relied on the individual’s consent to process their Personal Data.

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To exercise any of these rights, please send confirmation of your request, by e-mail or post, to the address below, specifying which Barings products or funds your request relates to and providing any other relevant identifying information:

Barings Data Privacy Manager

20 Old Bailey

London, UK

DPM@Barings.com

Please see the relevant local addendum attached to this Privacy Notice for contact details in your country or jurisdiction.

12. Complaints

If you would like to contact us in relation to how your Personal Data is handled, please contact Barings’ Data Privacy Manager at DPM@Barings.com and your complaint will be handled in accordance with our handling procedures. You may also have the right to make a complaint with the relevant local supervisory authority; however, we would request in the first instance you contact us.

Please see the relevant local addendum attached to this Privacy Notice for contact details in your country or jurisdiction.

13. Local Country, State or Specific Jurisdictional Addenda

i. Australia

ii. California

iii. European Economic Area and UK

iv. Hong Kong S.A.R.

v. Japan

vi. People’s Republic of China

vii. South Korea

viii. Switzerland

ix. Taiwan

x. USA

14. Document Management

This document is reviewed at least once annually, and updated as required. Where required by Relevant Data Protection Laws we will notify you in the event of material changes to this Privacy Notice and, where required, seek your consent to those changes.

This document was last updated April 17, 2020.

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Global Privacy Notice: Addendum for Australia

This addendum sets out additional obligations and rights of Barings Australia Pty Ltd, including any associated Managers and Funds, beyond the terms of the Privacy Notice.

COLLECTION OF PERSONAL DATA

In some circumstances, we may need to collect additional Personal Data from you, or collect Personal Data from you in a way which is not described in the Privacy Notice. Where this is the case, we will provide you with additional information which details the Personal Data we will collect from you and how we will use, hold and disclose that Personal Data.

DIRECT MARKETING

Your Personal Data may also be used to enable us to market services and products that we, our group companies or related body corporates or our partners offer and which we consider may be of interest to you. If you do not want us to contact you about these products and services, please contact us using the details set out below. You will also be given an opportunity to unsubscribe from any marketing communications which we send to you electronically (such as via e-mail).

HOW DO I ACCESS MY PERSONAL INFORMATION?

You may contact us using the details below if you wish to find out about the Personal Data we hold about you. We may need to verify your identity before giving you access and, depending on the complexity of your request, we may charge a reasonable fee for processing the request.

In certain circumstances, we may not be able to tell you what Personal Data is held about you. In these circumstances, we will notify you to explain why we cannot provide the information and attempt to find alternative means to enable you to access your information.

HOW DO I REQUEST CORRECTION OF MY INFORMATION?

If you believe that the Personal Data we hold about you is inaccurate, incomplete or out of date, you should contact us using the details below. We will promptly update any Personal Data that we consider is inaccurate, incomplete or out of date. If we do not agree that your information is inaccurate, incomplete or out of date, we will notify you and provide you with the reasons.

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. If your complaint is not satisfactorily resolved, you may access an external dispute resolution service or apply to the Office of the Australian Information Commissioner (“OAIC”) to have the complaint heard and determined. When we notify you about our decision, we will explain how you may access an external dispute resolution scheme or make a complaint to the OAIC.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Barings Australia Pty Ltd,

Suite 4501, Level 45,

Australia Square,

264 George Street,

Sydney, NSW 2000, Australia

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Global Privacy Notice: Addendum for California

Under the California Consumer Privacy Act (“CCPA”), we are required to provide California residents with specific information about our personal information practices. The CCPA defines the term “personal information” broadly, and includes any information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular California resident or household. Please note that the CCPA does not apply to certain types of information, and your data may be covered by additional privacy notices based on your relationship with us.

Categories of Personal Information that We Collect, Disclose, and Sell

We do not sell any of your personal information for monetary compensation.

We currently do not share your information with non-affiliated third parties for their own marketing purpose. We collect and disclose certain personal information in the course of our business as described in the Privacy Notice, including to process your transactions, for customer service purposes, for marketing, for general administration (e.g., managing inventory) evaluating use of our services, research and development, and for legal compliance.

Please refer to section 3 of the Privacy Notice for a description of how we collect and disclose personal information and the personal information that we collect.

In addition to collecting business related information (including information such as names, business contact information and for investors, employees and certain business contacts, dates of birth, government identifiers and/or financial information) we also collect the following:

∎

Usage Data: As described above, we collect certain technical information about a user’s use of our Websites, which may include: IP address, cookies, browser type and version, time zone settings, browser plugin types, operating systems and platform, device information (including, for mobile devices, the IMEI number, wireless networks and general network information). We do not typically associate this information with a particular user’s account and we do not seek to reidentify the user through this information.

∎

Audio & Video Information: If you call us, we may record your conversation for quality assurance, training, legal compliance, and customer service purposes. Certain of our premises are monitored by closed circuit television. Absent an incident, we do not usually obtain a copy of such footage, but, rather, it would be the property of the building manager.

We disclose each of the above categories of information, for a business purpose as defined by the CCPA. For example, we may share your contact information with entities that assist us in account management, background check organizations, and, where permitted by law, with entities to assist us in marketing. We also share your information with entities that assist us in providing support and services, such as hosting our websites, applications, and other online services, to respond to inquiries and for trouble-shooting. We also share your information to assist us in analyzing and improving our services and operations; for fraud prevention; personalizing content and experiences; securing and protecting our business; defending our legal rights and the rights of others; auditing, reporting, corporate governance, and internal operations; and complying with legal obligations.

California Resident Rights

California law grants California residents certain rights and imposes restrictions on particular business practices. We are required to provide you with a notice about our information collection practices at or before the point of collection; to this end, there may be circumstances in which we provide an additional notice to you. California residents have the right to opt-out of our sale of their personal information. Subject to certain exceptions, California residents have the right to (at no charge) request that we (1) delete the personal information that we hold about them, subject to certain exceptions and (2) send a copy of the specific pieces of personal information that we have collected about them in the prior 12 months and

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to have this delivered, free of charge, either (a) by mail or (b) electronically in a portable and, to the extent technically feasible, readily useable and transferrable format. California residents also have the right to request that we provide them certain information about how we have handled their personal information in the prior 12 months, including the:

∎	categories of personal information collected;

∎	categories of sources of personal information;

∎	business and/or commercial purposes for collecting and selling their personal information;

∎	categories of third parties/with whom we have disclosed or shared their personal information;

∎	categories of personal information that we have disclosed or shared with a third party for a business purpose; and

∎	categories of third parties to whom the residents’ personal information has been sold and the specific categories of personal information sold to each category of third party.

California residents may make Requests to Know up to twice every 12 months. The CCPA prohibits discrimination against California residents for exercising their rights under the CCPA. Discrimination may exist where a business denies or provides a different level or quality of goods or services, or charges (or suggests that it will charge) different prices, rates, or penalties on residents who exercise their CCPA rights, unless doing so is reasonably related to the value provided to the business by the residents’ data.

California residents have the right to be notified of any financial incentive offers and their material terms, the right to opt-out of such incentives at any time, and may not be included in such incentives without their prior informed opt-in consent. We currently do not offer any incentives.

CONTACT US

To contact us in relation to the Privacy Notice, including Requests to Opt-Out of Sale of Personal Information (if applicable), Requests to Know, and Requests to Delete, please use the following methods:

Electronically: Submitting a CCPA Webform found at barings.com

By Phone: 1-877-766-0014 (toll free),

E-mail: DPM@Barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

We will respond to verifiable requests received from California consumers as required by law.

To opt-out of sharing with targeted advertisers, please visit optout.aboutads.info and optout.networkadvertising.org.

California Shine the Light

We currently do not share your information with non-affiliated third parties for their own marketing purpose.

For more information about our privacy practices, you may contact us at dpm@barings.com.

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Global Privacy Notice: Addendum for European Economic Area (EEA) and United Kingdom

This addendum sets out additional obligations and rights of Baring Asset Management Limited (“BAML”), including any associated Managers and Funds, beyond the terms of the Privacy Notice.

RELEVANT DATA PROTECTION LAWS

To avoid doubt, “Relevant Data Protection Laws” shall mean any applicable data protection laws relating to the protection of individuals with regards to the processing of personal data including the General Data Protection Regulation (EU) 2016/679 (“GDPR”) (together with any laws implemented by EU member states (including any replacement legislation applicable in the United Kingdom, whether or not as a result of any full or partial departure of the United Kingdom from the European Union), which contain derogations from, or exemptions or authorisations for the purposes of, the GDPR, or which are otherwise intended to supplement the GDPR); the UK Data Protection Act 2018; the ePrivacy Directive 2002/58/EC as implemented by EU member states; any corresponding or equivalent national laws or regulations relating to the collection, use, disclosure and processing of personal data including any amendment, update, modification to or reenactment of such laws and guides and codes of practice issued from time to time by any supervisory authorities, in each case as amended, updated or replaced from time to time.

LAWFUL BASIS FOR PROCESSING

Under Relevant Data Protection Laws we must have a lawful basis for processing your Personal Data. When we do so, we rely on one of the following:

∎	To perform a contract we have with you;
∎	To comply with a legal obligation;
∎	Where we have a legitimate interest as a business; or
∎	If you have given us your consent.

We have set out the lawful bases we rely on at section 3 of the Privacy Notice. Unless otherwise set out in section 3, the processing of your Personal Data will be in furtherance of BAML’s legitimate interests to provide and improve our services to you, in order to preserve our business operations, and ensuring that you are provided with information which is relevant to you.

PROVIDING YOUR INFORMATION TO US

If you do not provide us with certain information (for example, if you do not provide us with information that is indicated as mandatory), BAML may not be able to manage or administer our client relationship with you and provide you with products and services. If you are a Website User, and if you block or refuse to accept cookies, or delete cookies after visiting our Website, you may not be able to access or use some of the functionalities of our Website.

INTERNATIONAL TRANSFERS

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions outside of the UK or EEA may be permitted where such transfer is made to jurisdictions or countries providing “adequate protection” for Personal Data (which may include US companies that have voluntarily signed up to the EU-U.S. or Swiss-U.S. Privacy Shield).

However, some transfers may be to countries or jurisdictions that do not have adequate protection and, in that case, BAML, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual safeguards for the cross-border transfer of Personal Data, as required based on the legitimate transfer mechanism used (such as putting in place European Commission-approved “Standard Contractual Clauses”).

Where you are in the UK or the EEA, further information in relation to specific international transfers can be obtained by contacting BAML’s Data Privacy Manager at DPM@Barings.com.

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COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. Notwithstanding the above, you have the right to make a complaint at any time to the Information Commissioner’s Office (ICO), the UK supervisory authority, or to any other supervisory authority applicable to you.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Asset Management Limited

20 Old Bailey

London, UK

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Global Privacy Notice: Addendum for Hong Kong S.A.R.

This addendum sets out additional obligations and rights of Barings Asset Management (Asia) Limited and Baring Asset Management (Asia) Holdings Limited, including any associated Managers and Funds (“we”, “Barings Hong Kong”), beyond the terms of the Privacy Notice.

PROVIDING YOUR INFORMATION TO US

If you do not provide us with certain information (for example, if you do not provide us with information that is indicated as mandatory), Barings Hong Kong may not be able to manage or administer our client relationship with you and provide you with products and services. If you are a Website User, and if you block or refuse to accept cookies, or delete cookies after visiting our Website, you may not be able to access or use some of the functionalities of our Website.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Asset Management (Asia) Limited & Baring Asset Management (Asia) Holdings Limited

35/F Gloucester Tower

15 Queens Road

Central, Hong Kong

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Global Privacy Notice: Addendum for Japan

This addendum sets out additional obligations and rights of Barings Japan Ltd. including any associated Managers and Funds (“we”, “Barings Japan”), beyond the terms of the Privacy Notice.

TRANSFERS

Your primary data controller Barings Japan will jointly use your Personal Data specified in the Privacy Notice for the purposes specified therein with other group companies of Barings. Barings Japan will be responsible for the management of your Personal Data jointly used by other group companies of Barings.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Japan Ltd.

7F Kyobashi Edogrand

2-2-1 Kyobashi

Chuo-ku

Tokyo 104-0031, Japan

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Global Privacy Notice: Addendum for the People’s Republic of China (“PRC”) (excluding for the purposes of the Privacy Notice Hong Kong S.A.R., Macau S.A.R. and Taiwan)

This addendum sets out additional obligations and rights of Barings Investment Management (Shanghai) Limited and Barings Overseas Investment Fund Management (Shanghai) Limited, including any associated Managers and Funds (“we”, “Barings PRC”), beyond the terms of the Privacy Notice.

PROVIDING YOUR INFORMATION TO US

If you do not provide Barings PRC with certain Personal Data (for example, if you do not provide us with information that is indicated as mandatory); or give us your (express or deemed) consent to the collection, use and/or disclosure of your Personal Data; or if you subsequently withdraw your consent, Barings PRC may not be able to manage or administer our client relationship with you; provide certain products and services to you; or if you are a Website User, you may not be able to access or use some of the functionalities of our Website.

SENSITIVE PERSONAL DATA

Certain types of Personal Data are considered “sensitive” and, depending on your country of work or residence and applicable laws, additional rules will apply in respect of this Personal Data. “Sensitive Personal Data” as defined under PRC laws and regulations may include (but without limitation) information relating to:

∎	mobile phone number;
∎	genetic or biometric information;
∎	financial information;
∎	tax identification number;
∎	national identity card number;
∎	health records;
∎	sexual orientation; and
∎	racial or ethnic origin.

References to “Special Categories of Personal Data” in the Privacy Notice shall for the purpose of this addendum be deemed to be references to Sensitive Personal Data.

RETENTION OF PERSONAL DATA

Your Personal Data will be kept confidential and will be retained for the retention periods set out in our Record Keeping Policy.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Barings Investment Management (Shanghai) Limited & Barings Overseas Investment Fund Management (Shanghai) Limited Unit 3616, Level 36

International Finance Center Tower 2

8 Century Avenue

Pudong District

Shanghai, China

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Global Privacy Notice: Addendum for South Korea

This addendum sets out additional obligations and rights of Baring Asset Management (Korea) Limited, including any associated Managers and Funds (“we”, “Barings Korea”), beyond the terms of the Privacy Notice.

COLLECTION OF PERSONAL DATA

We obtain your consent when collecting and using your Personal Data unless such collection and usage is based on Personal Information Protection Act (“PIPA”), the Act on Promotion of Information Communication Network Usage and Information Protection (“Network Act”), Protection of Credit Information Act (“Credit Information Act”), or other laws or regulations of Korea.

SENSITIVE PERSONAL DATA

Under the PIPA, information on the ideology, creed, membership of a labor union or political party, political views, health, sexual preferences, bio-data, and criminal records as defined under the Act on the Lapse of Criminal Sentences is considered “Sensitive Personal Data”.

When collecting Sensitive Personal Data from you, we comply with all the procedures and methods stipulated by the PIPA, including obtaining your separate consent for the processing of Sensitive Personal Data.

OUTSOURCING OF THE PROCESSING OF PERSONAL DATA

Please see below the list of third-party processors (“Processors”) together with the specific processing tasks to be outsourced. The Personal Data transferred to the Processors will be retained only to the extent necessary for the purposes of the services provided and to meet any regulatory requirements in accordance with any applicable laws.

We comply with all the relevant laws and regulations when outsourcing the processing of Personal Data. For example, we do not outsource the processing of Particular Identification Data as defined under the PIPA (i.e., resident registration numbers (“RRNs”), driver’s license numbers, passport numbers, and alien registration numbers) to Processors located outside of Korea.

NAME OF THE THIRD-PARTY PROCESSOR	OUTSOURCED TASK/SERVICE
NAVEX Global, Inc.	Operation of Barings’ ethics and whistleblower hotline

PROVISION OF PERSONAL DATA TO THIRD PARTIES

Subject to your separate consent, the following Personal Data may also be disclosed to third parties, i.e., independent data controllers as set out below.

We comply with all the relevant laws and regulations when providing Personal Data to a third party. For example, we do not provide Particular Identification Data as defined under the PIPA to recipients located outside of Korea.

RECIPIENT	RECIPIENT’S PURPOSE OF USE	TRANSFERRED ITEMS	RECIPIENT’S PERIOD OF RETENTION AND USE
Barings LLC	Regulatory, risk and compliance oversight	Anonymized data to perform regulatory, risk and compliance oversight	7 years from the date of collection
Baring Asset Management Limited	Regulatory, risk and compliance oversight	Anonymized data to perform regulatory, risk and compliance oversight	7 years from the date of collection

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DATA PROTECTION OFFICER

The data protection officer is Ho Chul Jung (   ) and is available at +82 2 3788 0529 or via e-mail at Hochul.jung@barings.com.

DESTRUCTION OF PERSONAL DATA

Your Personal Data will be processed and stored for as long as required for the purposes for which they were collected, and in accordance with the storage periods provided for by the applicable laws. After such period, your Personal Data will be automatically and permanently erased or made anonymous.

MEASURES TO ENSURE SECURITY OF PERSONAL DATA

We take the following technical, managerial and physical measures necessary to ensure the security of your Personal Data.

Managerial measures: Designation of a data protection officer, establishment and implementation of an internal management plan, regular training of employees on personal data protection, etc.

Technical measures: Management of the right to access the Personal Data Processing system, installation of an access control system, encryption of Particular Identification Data(as defined under the PIPA), installation of security programs, etc.

Physical measures: Restriction on access to Personal Data storage mediums such as the computer room and data storage room, etc.

INSTALLATION, OPERATION, AND DENIAL OF A DEVICE THAT AUTOMATICALLY COLLECTS PERSONAL INFORMATION

We use cookies which constantly save and retrieve information of our Website Users. A cookie is a small text file of information about the basic setting of a website, sent by the website’s web server to the web browser of a user, and is stored in the hard disk of the user’s computer.

We use cookies for the following purposes: to engage in target marketing and provide customized services by analyzing the frequency and times of visits of members and non-members, identifying their preferences and interests and tracking the number of visits made.

You have the right to choose whether or not to install cookies. Therefore, you may adjust the options of your web browser to accept or refuse all cookies, or to receive notice each time cookies are installed.

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Global Privacy Notice: Addendum for Switzerland

This addendum sets out additional obligations and rights of Baring Asset Management Switzerland Sàrl, including any associated Managers and Funds (“we”, “Barings Switzerland”), beyond the terms of the Privacy Notice.

DEFINITION OF PERSONAL DATA

The definition of “Personal Data” also includes all information relating to an identified or identifiable legal entity pursuant to Article 3 (a) of the Swiss Federal Act on Data Protection (“FADP”).

INTERNATIONAL TRANSFERS

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions may be permitted if the country or jurisdiction in question is in the European Economic Area (EEA), or on the Federal Data Protection and Information Commissioner’s (“FDPIC”) list of countries providing ‘adequate protection’ for Personal Data (which may include US companies that have voluntarily signed up to the Swiss-U.S. Privacy Shield).

However, some transfers may be to countries or jurisdictions that do not have adequate protection and, in that case, Barings Switzerland, Barings, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual safeguards for the cross-border transfer of Personal Data, as required based on the legitimate transfer mechanism used.

When you are in Switzerland, further information in relation to specific international transfers can be obtained by contacting Barings’ Data Privacy Manager at DPM@Barings.com.

INDIVIDUAL’S RIGHTS IN RELATION TO PERSONAL DATA

Under the FADP, an individual is not granted the right to data portability in respect of his or her Personal Data.

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. If your complaint is not satisfactorily resolved, you may submit a complaint to the FDPIC.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

Phone - +442077628961

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JOINT PRIVACY NOTICE OF BARINGS CAPITAL MANAGEMENT LLC

Global Privacy Notice: Addendum for Taiwan

This addendum sets out additional obligations and rights of Barings SICE (Taiwan) Limited, including any associated Managers and Funds (“We”, “Barings Taiwan”), beyond the terms of the Privacy Notice. The term “process” or “processing” as used in the Privacy Notice should be taken to mean “collect”, “use” and “process” as defined in the Taiwan Personal Information Protection Law.

PROVIDING YOUR INFORMATION TO US

If you choose not to provide us with certain of your Personal Data (for example, if you do not provide us with information that is indicated as mandatory), we may not be able to manager or administer our client relationship with you; provide you with products and services; or, if you are a Website User, you may not be able to access or use some of the functionalities of our Website.

SENSITIVE PERSONAL DATA

Sensitive Personal Data and Special Categories of Personal Data shall, for purposes of Barings Taiwan’s obligation to you, include medical records, medical treatment, genetic information, sexual life (including sexual orientation) and health examination and criminal records.

YOUR RIGHTS TO YOUR PERSONAL DATA

You have rights, using the contact details below:

∎	to make inquiries or request to review your Personal Data;
∎	to make copies of your Personal Data;
∎	to supplement or correct your Personal Data;
∎	to discontinue collection, processing or use of Personal Data;
∎	to delete your Personal Data; or
∎	to communicate to us your objection to the use of your Personal Data for marketing purposes.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring SICE (Taiwan) Limited

21F 333 Keelung Rd.

Sec.1 Taipei 11012

Taiwan

Barings Global Short Duration High Yield Fund 2021 Semi-Annual Report

JOINT PRIVACY NOTICE OF BARINGS CAPITAL MANAGEMENT LLC

Global Privacy Notice: Addendum for the United States of America (the “USA”)

This addendum sets out additional obligations and rights of Barings LLC and Barings Securities LLC including any associated Managers and Funds (“We/Barings US”) beyond the terms of the Privacy Notice.

PROVISION OF PERSONAL DATA TO OTHER ENTITIES

If you are dealing with Barings US as a Client, we may share the financial information we collect from you with our financial services affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs, we may disclose Personal Data we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings US. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We also disclose your financial information for our everyday business purposes, such as to process and effect transactions that you request or authorize and to maintain your account(s) and as otherwise permitted by applicable law. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law. When you are no longer our customer, we will continue to share your information as described in this notice.

REGULATORY

The Privacy Notice describes the privacy policies of Barings. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number— whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800)-289-9999.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

Barings Global Short Duration High Yield Fund

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The principal executive officer and the principal financial officer of the Registrant evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days

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of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The Registrant has posted its Code of Ethics on its website at www.barings.com/bgh.

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith [for principal executive officer].
Filed herewith [for principal financial officer].

(a)

(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Barings Global Short Duration High Yield Fund

By (Signature and Title)	/s/ Sean Feeley
Sean Feeley, President

Date	September 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Sean Feeley
Sean Feeley, President

Date	September 20, 2021

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer

Date	September 20, 2021

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